UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 23, 2003

DIGITAL INSIGHT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27459	77-0493142
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

26025 Mureau Road, Calabasas, California 91302

(Address of principal executive offices, including zip code)

(818) 871-0000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits.

99.1	Press Release dated October 23, 2003.

ITEM 9.	REGULATION FD DISCLOSURE (AND ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

The information contained in this Item 9 is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” in accordance with the interim guidance provided under the Securities and Exchange Commission’s Release Nos. 33-8216, 34-47583.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of Digital Insight Corporation dated October 23, 2003 reporting its results of operations and financial condition for the quarter ended September 30, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL INSIGHT CORPORATION

Date: October 23, 2003	By:	/s/ ELIZABETH S.C.S MURRAY
	Name: Title:	Elizabeth S.C.S Murray Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated October 23, 2003.

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